UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

$1,000,000,000 aggregate principal amount of 4.625% Senior Secured Notes due 2023

On March 26, 2015, United Rentals (North America), Inc. (“URNA”), the wholly-owned subsidiary of United Rentals, Inc. (“URI”), completed an offering of $1 billion aggregate principal amount of its 4.625% Senior Secured Notes due 2023 (the “2023 Notes”).  The 2023 Notes were sold pursuant to URI and URNA’s shelf registration statement on Form S-3 (File No. 333-201927) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), as supplemented by the final prospectus supplement dated March 12, 2015 and filed with the SEC on March 13, 2015.

The 2023 Notes were issued pursuant to an indenture (the “2023 Indenture”), dated as of March 26, 2015, among URNA, URI, certain domestic subsidiaries of URNA (the “Subsidiary Guarantors” and, together with URI, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee and notes collateral agent.

The 2023 Notes mature on July 15, 2023 and bear interest at a rate of 4.625% per year payable semi-annually in cash in arrears on January 15 and July 15 of each year.  The next interest payment date is July 15, 2015.

The 2023 Notes are senior secured obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any existing and future first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness, effectively junior to any of its existing and future secured indebtedness that is secured by assets that do not constitute collateral for the 2023 Notes to the extent of the value of such assets, and senior in right of payment to any of its existing and future subordinated indebtedness.  The 2023 Notes will be secured on a second-priority basis by liens on substantially all of URNA’s assets that secure any first-priority lien obligations, subject to permitted liens and certain exceptions.

The 2023 Notes are guaranteed on a senior basis by the Guarantors.  The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness, effectively junior to any of their existing and future secured indebtedness that is secured by assets that do not constitute collateral for the 2023 Notes to the extent of the value of such assets, and senior in right of payment to any of their existing and future subordinated indebtedness.  The 2023 Notes are not guaranteed by URNA’s foreign subsidiaries.

URNA may redeem some or all of the 2023 Notes, at its option, at any time on or after July 15, 2018, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of each of the years indicated below:

Year	Redemption Price
2018	103.469%
2019	102.313%
2020	101.156%
2021 and thereafter	100.000%

At any time on or prior to July 15, 2018, URNA may redeem some or all of the 2023 Notes at a price equal to 100% of the aggregate principal amount of the 2023 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date.  In addition, at any time on or prior to July 15, 2018, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2023 Notes with the net cash proceeds of certain equity offerings at a price equal to 104.625% of the aggregate principal amount of the 2023 Notes, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 50% of the aggregate principal amount of the 2023 Notes remain outstanding immediately after such redemption (excluding 2023 Notes held by URNA and its subsidiaries). Upon the occurrence of certain change of control events, URNA must offer to repurchase the 2023 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The 2023 Indenture governing the 2023 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on:  (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries.  Each of these covenants is subject to important exceptions and qualifications. In addition, many of the restrictive covenants will not apply to URNA during any period when the 2023 Notes are rated investment grade by both Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the indenture has occurred and is continuing.

The 2023 Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the 2023 Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. With limited exceptions, if an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2023 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2023 Indenture (including the Form of Note for the 2023 Notes), which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

$800,000,000 aggregate principal amount of 5.500% Senior Notes due 2025

On March 26, 2015, URNA completed an offering of $800 million aggregate principal amount of its 5.500% Senior Notes due 2025 (the “2025 Notes”).  The 2025 Notes were sold pursuant to the Registration Statement previously filed with the SEC under the Securities Act as supplemented by the final prospectus supplement dated March 12, 2015 and filed with the SEC on March 13, 2015.

The 2025 Notes were issued pursuant to an indenture (the “2025 Indenture”), dated as of March 26, 2015, among URNA, URI, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee.

The 2025 Notes mature on July 15, 2025 and bear interest at a rate of 5.500% per year payable semi-annually in cash in arrears on January 15 and July 15 of each year, beginning July 15, 2015.

The 2025 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its existing and future subordinated indebtedness.

The 2025 Notes are guaranteed on a senior basis by the Subsidiary.  The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their existing and future subordinated indebtedness.  The 2025 Notes are not guaranteed by URNA’s foreign subsidiaries.

URNA may redeem some or all of the 2025 Notes, at its option, at any time on or after July 15, 2020, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of each of the years indicated below:

Year	Redemption Price
2020	102.750%
2021	101.833%
2022	100.917%
2023 and thereafter	100.000%

At any time on or prior to July 15, 2020, URNA may redeem some or all of the 2025 Notes at a price equal to 100% of the aggregate principal amount of the 2025 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date.  In addition, at any time on or prior to July 15, 2018, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2025 Notes with the net cash proceeds of certain equity offerings at a price equal to 105.500% of the aggregate principal amount of the 2025 Notes, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 50% of the aggregate principal amount of the 2025 Notes remain outstanding immediately after such redemption (excluding 2025 Notes held by URNA and its subsidiaries). Upon the occurrence of certain change of control events,

URNA must offer to repurchase the 2025 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The 2025 Indenture governing the 2025 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on:  (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries.  Each of these covenants is subject to important exceptions and qualifications.  In addition, many of the restrictive covenants will not apply to URNA during any period when the 2025 Notes are rated investment grade by both S&P and Moody’s, or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the indenture has occurred and is continuing.

The 2025 Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the 2025 Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2025 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2025 Indenture (including the Form of Note for the 2025 Notes), which is filed as Exhibit 4.2 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Security Agreement

On March 26, 2015, URNA, URI and certain subsidiaries of URNA and URI (collectively, the “Grantors”) entered into an amended and restated Security Agreement (the “Security Agreement”) with Wells Fargo Bank, National Association, as Note Trustee and Collateral Agent, pursuant to which the obligations of the Grantors under the 2023 Indenture, governing the 2023 Notes of URNA are secured by the pledge and grant of security interests contained in the Security Agreement.The Security Agreement will be effective April 13, 2015. On March 26, 2015, Wells Fargo Bank, National Association also entered into a Secured Party Security Agreement Supplement dated as of March 26, 2015, to the Security Agreement, dated as of July 23, 2012, among URNA, the Grantors, the trustee under the indenture dated as of March 9, 2012 relating to URNA’s 5.750% Senior Secured Notes due 2018 and Wells Fargo Bank, National Association, as notes collateral agent, as an Additional Second Lien Agent. The 2023 Notes are secured on a second-priority basis by liens on the Grantors’ assets that secure URNA’s senior secured asset based revolving credit facility and any other first-priority lien obligations, subject to permitted liens and certain exceptions.

The description above is qualified in its entirety by reference to the full text of the Security Agreement, which is filed as an exhibit to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events.

Underwriting Agreements

In connection with the 2023 Notes and 2025 Notes offerings, on March 12, 2015, URNA, URI and the subsidiaries of URNA named therein entered into underwriting agreements with Wells Fargo Securities, LLC, as representative of the several underwriters named therein, relating to the sale of the 2023 Notes and the 2025 Notes, respectively (the “Underwriting Agreements”).  Copies of the Underwriting Agreements are attached hereto as Exhibits 1.1 and 1.2, and incorporated herein by reference.

Also in connection with the 2023 Notes offering and the 2025 Notes offering, URI and URNA are filing legal opinions regarding the validity of the 2023 Notes and the 2025 Notes as Exhibits 5.1 and 5.2, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 1.2, 4.1, 4.2, 5.1, 5.2, 23.1 and 23.2 into the Registration Statement.

Exhibits

Exhibit 1.1

Underwriting Agreement for the 2023 Notes, dated March 12, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 1.2

Underwriting Agreement for the 2025 Notes, dated March 12, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture for the 2023 Notes, dated as of March 26, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent (including the Form of 2023 Note).

Exhibit 4.2

Indenture for the 2025 Notes, dated as of March 26, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of 2025 Note).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the 2023 Notes.

Exhibit 5.2	Opinion of Sullivan & Cromwell LLP relating to the 2025 Notes.

Exhibit 10.1

Amended and Restated Security Agreement, dated as of March 26, 2015, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Wells Fargo Bank, N.A., as Note Trustee and Collateral Agent.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2015

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibits

Exhibit 1.1

Underwriting Agreement for the 2023 Notes, dated March 12, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 1.2

Underwriting Agreement for the 2025 Notes, dated March 12, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture for the 2023 Notes, dated as of March 26, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee and Notes Collateral Agent (including the Form of 2023 Note).

Exhibit 4.2

Indenture for the 2025 Notes, dated as of March 26, 2015, among United Rentals (North America), Inc. (the “Company”), United Rentals, Inc., the Company’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of 2025 Note).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the 2023 Notes.

Exhibit 5.2	Opinion of Sullivan & Cromwell LLP relating to the 2025 Notes.

Exhibit 10.1

Amended and Restated Security Agreement, dated as of March 26, 2015, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Wells Fargo Bank, N.A., as Note Trustee and Collateral Agent.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

Exhibit 23. 2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).